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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)       May 23, 1997
                                                -------------------------------


                              PALMER WIRELESS, INC.
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             (Exact name of registrant as specified in its charter)



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
         Delaware                                  0-25588                          65-0456627
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(State or other jurisdiction                    (Commission                       (IRS Employer
    of incorporation)                             File No.)                     Identification No.)
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
12800 University Drive, Suite 500, Fort Myers, Florida                                         33907
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(Address of principal executive offices)                                                    (Zip Code)
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               Registrant's telephone number, including area code:
                                 (941) 433-4350


                                 Not applicable
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          (Former name or former address, if changed since last report)

                            Exhibit Index on Page: 4
                                                  ----
                            Total Number of Pages:
                                                  ----

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Item 5.           Other Events.

                  On May 23, 1997, Palmer Wireless, Inc. (the "Company"), Price Communications Corporation (the "Acquiror") and Price Communications Cellular Merger Corp. ("Merger Sub") entered into an Agreement and Plan of Merger (the "Merger Agreement"). The Merger Agreement provides that the Acquiror will acquire each issued and outstanding share of common stock of the Company for a purchase price of $17.50 per share through the merger of Merger Sub, a wholly-owned subsidiary of Acquiror, with and into the Company (the "Merger"). The Merger is subject to approval by the Company's stockholders, approval by the Federal Communications Commission and other regulatory approvals. The Company expects the Merger to be consummated by the fourth quarter of this year.

                  Concurrently with the execution of the Merger Agreement, Palmer Communications Incorporated, a Delaware corporation which is the majority stockholder of the Company ("PCI"), entered into a voting agreement with Acquiror pursuant to which PCI agreed to vote its shares of common stock of the Company in favor of the Merger.

                  A copy of the press release announcing the execution of the Merger Agreement is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

                  (c)      Exhibits.

2.1 Agreement and Plan of Merger by and among Palmer Wireless, Inc., Price Communications Corporation and Price Communications Cellular Merger Corp., dated May 23, 1997

2.2 Voting Agreement by and among Price Communications Corporation and Palmer Communications Incorporated, dated May 23, 1997

99.1     Press Release dated May 23, 1997 announcing the Merger Agreement


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    PALMER WIRELESS, INC.




Date:  June 2, 1997                 By:  /s/ WILLIAM J. RYAN
                                       -------------------------------------
                                       William J. Ryan
                                       President and Chief Executive Officer


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                                  EXHIBIT INDEX



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
Exhibit No.           Description                                                  Page
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
2.1                   Agreement and Plan of Merger by and among Palmer
                      Wireless, Inc., Price Communications Corporation and Price
                      Communications Cellular Merger Corp., dated May 23, 1997

2.2 Voting Agreement by and among Price Communications Corporation and Palmer Communications Incorporated, dated May 23, 1997

99.1                  Press Release dated May 23, 1997 announcing the Merger
                      Agreement
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